Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated November 4, 2010 to the

Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of

Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised August 25, 2010) and to the

Statement of Additional Information Dated April 1, 2010 (as revised August 25, 2010)

Disclosure Related to Institutional Class Shares of each series (collectively, the “Funds”) of the

Allianz Funds Multi-Strategy Trust (the “Trust”)

In October 2010 certain additional features were made available for the purchase, exchange and redemption of Institutional Class shares of the Funds. The Prospectus is hereby revised to include the following information under “How to Buy and Sell Shares”:

In addition to opening an account by completing and signing a Client Registration Application and wiring federal funds to Boston Financial Data Services, Inc., the Trust’s transfer agent, Institutional Class shares may be purchased by sending a check payable to Allianz Global Investors Distributors LLC (the “Distributor”) along with a Client Registration Application to: Boston Financial Data Services, Inc., Box 219024, Kansas City, MO 64121-9024. Additional investments in Institutional Class shares can also be made as described above. Direct investing by check is not available for Class D, Class P and Administrative Class shares. The minimum purchase amount for Institutional Class shares of a Fund is $1 million. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion.

Corresponding changes are hereby made to the Trust’s Statement of Additional Information (the “SAI”).

In addition to the new features for initial and subsequent investments described above, the SAI section “Distribution of Trust Shares” is revised to reflect that investors in Institutional Class shares may make periodic investments by means of automatic transfers of a designated amount from the shareholder’s bank account through the Allianz Funds and PIMCO Funds Auto-Invest plan (the “Auto-Invest Plan”). The minimum investment for eligibility in the Auto-Invest Plan is $1 million for Institutional Class, unless the Trust or the Distributor, at its discretion, has lowered or waived the minimum for certain categories of investors. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the Auto-Invest Plan. The SAI is also revised to reflect that Institutional Class shareholders may participate in the Allianz Funds and PIMCO Funds Auto-Exchange plan (the “Auto-Exchange Plan”), which establishes regular, periodic exchanges from one Fund account to another Fund account, and in the Allianz Funds and PIMCO Funds Fund Link (“Fund Link”), which connects a Fund account with a bank account for subsequent purchases and for redemptions and other transactions. These features are described in more detail in the SAI. Exchanges of Institutional Class shares through the Auto-Exchange Plan may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000,000 to open a new Fund account and of $50 for any existing Fund account. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. Minimums for the Auto-Exchange Plan and Fund Link may be lowered or waived by the Trust or Distributor at their discretion.